UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2013

___________________

Lyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-82154	01-0579490
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

6401 Hollis St., Suite 125
Emeryville, CA	94608
(Address of principal	(Zip code)
executive offices)

Registrant's telephone number, including area code: (800) 768-2929

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

     This Amendment No. 1 to Current Report on Form 8-K is being filed by Lyris, Inc. (the “Company”) for the sole purpose of disclosing the Company’s determination of the frequency of future advisory stockholder votes on executive compensation.

Item 5.07 Submission of Matters to a Vote of Security Holders.

     At the Company’s Annual Meeting of Stockholders on February 7, 2013 (“Annual Meeting”), the stockholders of the Company voted on a proposal regarding the frequency of the Company’s future stockholder advisory votes on executive compensation. As previously reported, a majority of the shares voted on that proposal were cast in favor of holding a stockholder advisory vote on executive compensation every year. In light of that vote, at a meeting of the Board of Directors held on October 31, 2013 the Board determined that the Company will hold a stockholder advisory vote on executive compensation at its annual meeting of stockholders every year.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lyris, Inc.

		By:	/s/ John Philpin
		Name:	John Philpin
		Title:	Chief Executive Officer

Date:	November 1, 2013